FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 2nd day of August, 1993, and effective as of June 4, 1993, among FOOD LION, INC., a North Carolina corporation (the "Borrower"), the banks (the "Banks") party to the Credit Agreement referred to below, and WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association, acting in its capacity as agent for itself and for the other Banks (the "Agent");


                       W I T N E S S E T H:


     WHEREAS, the Borrower, the Banks and the Agent executed and delivered that certain Credit Agreement, dated as of the 4th day of June, 1993 (together with any amendments and supplements thereto, the "Credit Agreement");

     WHEREAS, the Borrower has requested and the Banks and the Agent have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Banks and the Agent hereby covenant and agree as follows:

     1. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2. Section 5.04 of the Credit Agreement hereby is amended by deleting same in its entirety and substituting the following in lieu thereof:

          "SECTION 5.04 Capital Expenditures.  Capital
Expenditures will not exceed (i) $175,000,000 in the aggregate, for the two Fiscal Quarters ended June 19, 1993 and March 27, 1993, (ii) $262,500,000 in the aggregate, for the three Fiscal Quarters ended September 11, 1993, June 19, 1993 and March 27, 1993, and (iii) beginning with the Fiscal Quarter ended January 1, 1994 and at all times thereafter, $350,000,000 in the aggregate during any four consecutive Fiscal Quarters ended after January 2, 1993."

     3. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

     4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     5. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     7. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     8. No Default. To induce the Banks and the Agent to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the obligations arising under the Credit Agreement and other Loan Documents.

     9. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

     10. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the Borrower, the Banks and the Agent have caused this Amendment to be duly executed, under seal, by their respective duly authorized officers as of the day and year first above written.


                          FOOD LION, INC.

                          By:  Michael J. Price
                              Michael J. Price
                              Treasurer

                          WACHOVIA BANK OF NORTH CAROLINA,  (SEAL)
                          N.A., in its capacity as a Bank
                          and as the agent

                            By:
                                Title:


                            ABN AMRO BANK N.V.              (SEAL)

                            By:
                                Title:


                            Attest:
                                Title:


                            BANK BRUSSELS LAMBERT,          (SEAL)
                            NEW YORK BRANCH

                          By:
                                Title:


                            CIBC, INC.                      (SEAL)

                          By:
                                Title: